Goodwill	6 Months Ended	12 Months Ended
	Mar. 31, 2015	Sep. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
(9)	Goodwill

The Company accounts for goodwill and other intangible assets according to ASC 350 Intangibles—Goodwill and Other (ASC 350) which requires that Alion review goodwill at least annually for impairment or more frequently if events or circumstances indicate goodwill might be impaired. The Company performs this review at the end of each fiscal year. Management applies the guidance in ASC Topic 280 Segment Reporting to analyze Alion’s reporting units to determine the appropriate level at which to test goodwill for potential impairment.

Alion operates in one segment and tests goodwill at the reporting unit level. Each of Alion’s two reporting units delivers a similar set of professional engineering, scientific and technical services to a wide array of federal government customers, principally within the Department of Defense. Each Alion reporting unit offers the same type of engineering and program management services to the same customers. The reporting units differ principally on the basis of managerial reporting responsibilities, focus on subsets of customers and their operating performance.

Alion’s management has organized reporting units based on administrative structure, contract portfolios, and the availability of financial information. Management evaluates reporting unit financial performance based on contract revenue and non-GAAP operating income. Alion does not maintain reporting unit balance sheets and does not track cash flows by reporting unit.

As part of the purchase accounting process for each acquisition, management determines which reporting unit was to integrate “acquired” staff into its operations to perform “acquired” contracts. With one exception, each acquisition resulted in contracts and related goodwill being assigned to a single, separately identifiable reporting unit. In only one instance did management determine that an acquired contract portfolio was to be assigned to more than one reporting unit.

In accounting for the sole acquisition in which more than one reporting unit was to participate, management assigned one large, stand-alone contract representing approximately 25% of the total acquired contract portfolio value to a particular reporting unit and assigned all other acquired contracts to a second reporting unit. In its purchase accounting, management assigned the goodwill from that acquisition on a pro-rata basis. Management assigned approximately 25% of goodwill from that acquisition to the reporting unit that acquired the large, stand-alone contract and the balance of goodwill to the reporting unit that acquired the balance of the contract portfolio.

Management has not made changes to its reporting units that would necessitate a redetermination of the goodwill originally allocated to each reporting unit. There were no changes to the goodwill carrying amount in the six months ended March 31, 2015 or in fiscal 2014.

As of March 31, 2015 and September 30, 2014, Alion had approximately $398.9 million in goodwill. Alion’s reporting units are the Engineering and Integration Solutions Sector (EISS) and the Technology, Engineering and Operational Solutions Sector (TEOSS). Management assigned $197.0 million in goodwill to EISS and $201.9 million in goodwill to TEOSS.

Alion has assigned specific contracts and task orders to each reporting unit which, with goodwill, represent each reporting unit’s principal assets. Although the Company does not maintain complete financial information for its reporting units and therefore is unable to prepare reporting unit balance sheets or statements of cash flows, the Company is able to prepare a discounted cash flow analysis in order to test reporting unit goodwill for potential impairment.

Alion bases its discounted cash flow analysis on each reporting unit’s contract portfolio, anticipated contract revenue stream and historical contract operating margins. Historically, Alion has had minimal interest expense related to operations and low working capital levels which make net contract margins a reliable means of estimating and forecasting reporting unit cash flows.

Management determined that, on an enterprise value basis, Alion’s reporting units have positive carrying value because they do not include any allocation of the corporate debt that is an integral component of the Company’s capital structure. If Alion were to allocate its corporate debt to its reporting units, carrying values would be negative rather than positive.

In fiscal 2014, the Company experienced difficulties in accessing the capital markets, delays in its refinancing efforts and declining revenue, all of which indicated to management that as of June 30, 2014 goodwill might be impaired. As a result, management tested goodwill for potential impairment as of June 30, 2014. Management’s June 2014 Step One test indicated that Alion’s goodwill was not impaired as of June 30, 2014.

In its June 2014 interim goodwill impairment test, management based its valuation on discounted cash flows. Management adjusted Alion’s results through June 30, 2014 excluding certain fiscal 2014 refinancing costs, and annualized the adjusted results for its cash flow baseline. Management discounted median market multiples by approximately 20% to reflect Alion’s fiscal 2014 revenue declines, the Company’s financial performance compared to its peers and the significant uncertainties in the professional services government contracting marketplace likely to adversely affect future financial performance. Management used a weighted average cost of capital rate of 13.0% derived from market-based inputs, the tax-effected interest cost of Alion’s outstanding debt and a hypothetical market participant capital structure. Management estimated future years’ EBITDA based on Alion’s reporting units’ historical adjusted EBITDA as a percentage of revenue. To the extent that management’s analysis included forecasts of future growth, management based its estimates on existing contract backlog, recent contract wins, year to date fiscal 2014 performance and new business opportunities. Management analyzed goodwill for impairment using a range of near-term and long-term growth values of -2.3% to 2.5%.

Management’s cash flow analysis depends on several significant assumptions. Management uses observable inputs, rates and assumptions generally consistent with those used by the independent third party to prepare the valuation report for the ESOP Trustee.

However, management’s sensitivity analyses also incorporate a more conservative range of growth assumptions in addition to assumptions generally consistent with those used by the independent third party to prepare the valuation report for the ESOP Trustee. These sensitivity analyses are designed to stress management’s best estimate of the Company’s financial forecast for purposes of understanding whether a reasonable decline in growth would cause the associated expected discounted cash flows to fall below the reporting units’ carrying value.

Management’s cash flow analysis includes the following significant inputs and assumptions: estimated future revenue and revenue growth; estimated future operating margins and EBITDA; observable market multiples for comparable companies; and a discount rate management believes is consistent with a market-based weighted average cost of capital. Management includes EBITDA in its analysis in order to use publicly available valuation data.

Changes in one or more inputs could materially alter the calculation of Alion’s enterprise fair value and thus the Company’s determination of whether its goodwill is potentially impaired. A hypothetical 10% increase or decrease in the weighted average cost of capital rate at June 30, 2014, would have produced a corresponding 8.6% decrease and 10.5% increase in estimated enterprise value.

The table below shows goodwill, carrying value, estimated fair value, and excess of estimated fair value over carrying value for Alion’s reporting units as of June 30, 2014.

	Goodwill	Carrying Value	Estimated Fair Value	Excess of Estimated Fair Value over Carrying Value
	at June 30, 2014

	(In millions, except percentages)
Sector
TEOSS	$201.9	$173.6	$227.0	$53.4	31%
EISS	197.0	173.3	190.1	16.8	10%

Total	$398.9	$346.9	$417.1	$70.2	19%

In September 2014, management elected to perform a qualitative Step Zero analysis of Alion’s goodwill to evaluate goodwill for potential impairment. After its June 2014 goodwill impairment evaluation, Alion experienced several favorable financial changes. In August 2014 Alion refinanced over 96% of its debt, increased its borrowing capacity and experienced favorable changes in its credit ratings. Fiscal 2014 revenue increased 3.1% over annualized third quarter year-to-date revenue. Revenue increased for the Company and each reporting unit. Fiscal 2014 EBITDA increased 15.6% from June 2014 annualized levels for the Company. Each reporting unit also saw increased EBITDA. At September 2014, executed funded contract backlog reached an all-time high of more than $630 million, a 56% increase over the $404 million in funded backlog as of June 2014. Based on stock market performance of publicly-traded government contractors, valuation market multiples from June to September 2014 appeared stable, while some increased.

In its September 2014 Step Zero analysis, TEOSS and EISS had revenue of $456 million and $350 million for fiscal 2014, with approximately $1.1 million in inter-company eliminations, discounts and GSA industrial funding fees the Company did not track by reporting unit.

No events or circumstances have occurred through March 31, 2015, that would indicate goodwill might be impaired. Absent events or circumstances prior to June 30, 2015 that indicate goodwill might be impaired as of June 30, 2015, the Company’s next goodwill impairment testing date will be September 30, 2015.

(9)	Goodwill

The Company accounts for goodwill and other intangible assets according to ASC 350 Intangibles – Goodwill and Other (ASC 350) which requires that Alion review goodwill at least annually for impairment or more frequently if events or circumstances indicate goodwill might be impaired. The Company performs this review at the end of each fiscal year.

In fiscal 2014, the Company experienced difficulties in accessing the capital markets, delays in its refinancing efforts and declining revenue, all of which indicated to management that as of June 30, 2014 goodwill might be impaired. As a result, management tested goodwill for potential impairment as of June 30, 2014. Management’s June 2014 Step One test indicated that Alion’s goodwill was not impaired as of June 30, 2014. In September 2014, management elected to perform a qualitative Step Zero analysis of Alion’s goodwill to evaluate goodwill for potential impairment.

Since its June 2014 goodwill impairment evaluation, Alion experienced several favorable financial changes. In August 2014 Alion refinanced over 96% of its debt; increased its borrowing capacity and experienced favorable changes in its credit ratings. Fiscal 2014 revenue increased 3.1% over annualized third quarter year-to-date revenue. Revenue increased for the Company and each reporting unit. Fiscal 2014 EBITDA increased 15.6% from June 2014 annualized levels for the Company. Each reporting unit also saw increased EBITDA. At September 2014, executed funded contract backlog reached an all-time high of more than $630 million a 56% increase over last June’s $404 million in funded backlog. Based on stock market performance of publicly-traded government contractors, valuation market multiples appear to have remained stable, if not increased.

As part of its current analysis, management determined that Alion has the cash flow and borrowing capacity to pay its operating expenses, including subcontractors, while managing its debt load and timely paying interest and principal when and as due. Management’s cash flow forecast indicates that Alion is expected to have sufficient cash flow to handle loan amortization demands and also repay $24.0 million in remaining Unsecured Notes due February 1, 2015.

As of September 30, 2013 and 2014, Alion had approximately $398.9 million in goodwill. There were no changes to the goodwill carrying amount for the years ended September 30, 2014 and 2013.

Alion operates in one segment and tests goodwill at the reporting unit level. Each of Alion’s two reporting units delivers a similar set of professional engineering, scientific and technical services to a wide array of federal government customers, principally within the Department of Defense. Each reporting unit provides the full range of services Alion offers to customers overall.

Alion’s management has organized reporting units based on managerial responsibility and administrative structure, contract portfolios, and the availability of discrete financial information. Management evaluates reporting unit financial performance based on contract revenue and non-GAAP operating income. Alion does not maintain reporting unit balance sheets and does not track cash flows by reporting unit.

Management identifies reporting units as “sectors” which in turn include lower level business units identified as “groups” consisting of still lower level “operations.” For each business combination, management assigned the goodwill arising from acquisitions to the reporting unit or units expected to benefit from the synergies of that business combination. Coincident with its goodwill determination and purchase price allocation, management assigned assets acquired to reporting units based on the unit or units anticipated to utilize such assets. Management did not allocate to reporting units the liabilities arising from business combinations. Alion’s reporting units are the Engineering and Integration Solutions Sector (EISS) and the Technology, Engineering and Operational Solutions Sector (TEOSS). Management assigned $197.0 million in goodwill to EISS and $201.9 million in goodwill to TEOSS.

In 2013, TEOSS had $477 million in contract revenue and EISS had $371 million in contract revenue. Alion’s reported revenue differs from total reporting unit contract revenue because reporting unit contract revenue did not include $292 thousand in inter-company eliminations, discounts, and GSA industrial funding fees which the Company does not track by reporting unit. In its September 2014 Step Zero analysis, TEOSS and EISS had revenue of $456 million and $350 million for fiscal 2014, with approximately $1.1 million in inter-company eliminations, discounts and GSA industrial funding fees the Company does not track by reporting unit.

Management applied the guidance in ASC 350 and the related guidance in ASC Topic 280 Segment Reporting to analyze Alion’s reporting units to determine the appropriate level at which to test goodwill for potential impairment. The Company employs a reasonable, supportable and consistent method to assign goodwill to reporting units expected to benefit from the synergies arising from acquisitions. Alion determines reporting unit goodwill in a manner similar to the way it determines goodwill in a purchase allocation by using fair value to determine reporting unit purchase price, assets, liabilities and goodwill. Reporting unit residual fair value after this allocation is the implied fair value of reporting unit goodwill. The Company allocates the goodwill related to acquisitions on a specific identification basis consistent with reporting unit structure.

Alion negotiated and executed each of its acquisitions on a cash-free, debt-free basis and therefore did not allocate to its reporting units any of the corporate debt the Company issued to fund its acquisitions. Alion’s debt is part of its capital structure, and therefore this debt has always resided at the corporate level. The Company has consistently applied its accounting policy with regard to assigning assets and liabilities to reporting units and retaining debt at the corporate level. The Company has not allocated its debt to its reporting units either to determine their carrying value or to test reporting unit goodwill for potential impairment.

The Company performs its own independent analysis to determine whether goodwill is potentially impaired. Management performs a discounted cash flow analysis to determine the fair value of each reporting unit. The Company compares the aggregated fair value per the discounted cash flow model to the fair value indicated by the market multiples used in the most recent stock valuation. Management independently determines the rates and assumptions it uses to: perform its goodwill impairment analysis; assess the probability of future contracts and revenue; and evaluate the recoverability of goodwill.

Alion has assigned specific contracts and task orders to each reporting unit which, with goodwill, represent each reporting unit’s principal assets. Although the Company does not maintain complete financial information for its reporting units and therefore is unable to prepare reporting unit balance sheets or statements of cash flows, the Company is able to prepare a discounted cash flow analysis in order to test reporting unit goodwill for potential impairment.

Alion bases its discounted cash flow analysis on each reporting unit’s contract portfolio, anticipated contract revenue stream and historical contract operating margins. Historically, Alion has had minimal interest expense related to operations and low working capital levels which make net contract margins a reliable means of estimating and forecasting reporting unit cash flows.

Cash flow concerns associated with Alion’s current liquidity issues do not materially affect the Company’s goodwill impairment analyses. The Company’s significant interest expense and liquidity demands arise from its various debt instruments, which are part of Alion’s capital structure and thus not allocated to its reporting units. Alion’s operating activities and its reporting units do not face any material interest expense or demands on liquidity that materially affect the Company’s discounted cash flow analysis based on contract portfolios and operating margins.

Alion’s cash flow analysis depends on several significant management inputs and assumptions. Management uses observable inputs, rates and assumptions generally consistent with those used by the independent third party to prepare the valuation report for the ESOP Trustee. However, management’s sensitivity analyses also incorporate a more conservative range of growth assumptions in addition to assumptions generally consistent with those used by the independent third party to prepare the valuation report for the ESOP Trust. These sensitivity analyses are designed to stress management’s best estimate of the Company’s financial forecast for purposes of understanding whether a reasonable decline in growth would cause the associated expected discounted cash flows to fall below the reporting units’ carrying value. Management’s cash flow analysis includes the following significant inputs and assumptions: estimated future revenue and revenue growth; estimated future operating margins and EBITDA; observable market multiples for comparable companies; and a discount rate management believes is consistent with a market-based weighted average cost of capital. Management includes EBITDA in its analysis in order to use publicly available valuation data.

In Alion’s fiscal 2013 impairment testing, market multiples for trailing twelve month EBITDA for comparable companies (publicly traded professional services government contractors) ranged from a low of 7.6 to a high of 18.2, with a median value of 13.4. Market multiples for trailing twelve month revenue ranged from a low of 0.30 to a high of 3.01, with a median value of 1.36. Management based its goodwill impairment testing valuation on discounted cash flows, and revenue and EBITDA multiples. Management discounted median market multiples by approximately 30% to reflect Alion’s recent financial performance compared to its peers and the significant uncertainties in the professional services government contracting marketplace likely to adversely affect future financial performance. Management used a weighted average cost of capital rate of 13.0% derived from market-based inputs, the tax-effected interest cost of Alion’s outstanding debt and a hypothetical market participant capital structure. Management estimates future years’ EBITDA based on Alion’s reporting units’ historical adjusted EBITDA as a percentage of revenue. To the extent that management’s analysis included forecasts of future revenue growth, management based such estimates on existing contract backlog, recent contract wins, current year performance and new business opportunities. Management analyzed goodwill for impairment using a range of near-term growth values of 0-4% and a range of 0-4% for longer-term out year forecasts.

There were no changes in fiscal 2014 or fiscal 2013 to the methods used in Step One testing to evaluate goodwill in prior periods. Changes in one or more inputs could materially alter the calculation of Alion’s enterprise fair value and thus the Company’s determination of whether its goodwill is potentially impaired. A hypothetical 10% increase or decrease in the weighted average cost of capital rate at June 30, 2014, would have produced a corresponding 8.6% decrease and 10.5% increase in estimated enterprise value. A similar change in the weighted average cost of capital rate at September 30, 2013, would have produced a corresponding 5.7% decrease and 6.9% increase in estimated enterprise value. Alion’s enterprise value based on discounted cash flows was approximately 26% lower at September 30, 2013 than EBITDA multiples from mergers and acquisitions in the government services market place.

Management reviews the Company’s internally-computed enterprise fair value to confirm the reasonableness of the internal analysis and compares the results of its independent analysis with the results of the independent third party valuation report prepared for the ESOP Trustee when such reports are available. Management compares each reporting unit’s carrying amount to its estimated fair value. If a reporting unit’s carrying value exceeds its estimated fair value, the Company compares the reporting unit’s goodwill carrying amount with the corresponding implied fair value of its goodwill. If the carrying amount of reporting unit goodwill exceeds its fair value, the Company recognizes an impairment loss to the extent that the carrying amount of goodwill exceeds implied fair value. Alion performs impairment testing on an enterprise value basis as there is no public market for the Company’s common stock.

Management determined that, on an enterprise value basis, Alion’s reporting units have positive carrying value. Reporting unit carrying values are positive because they do not include any allocation of the corporate debt that is an integral component of the Company’s capital structure. If Alion were to allocate to corporate debt to its reporting units, carrying values would be negative rather than positive.

Alion completed an interim goodwill impairment analysis in the third quarter of fiscal 2014 and concluded no goodwill impairment existed as of June 30, 2014. As of June 30, 2014, the estimated fair value of each reporting unit exceeded its positive carrying value. Consistent with prior disclosures, the decline in estimated discounted cash flows from September 2013 to June 2014 did not result in a goodwill impairment.

The tables below show reporting unit goodwill and carrying value as of September 30, 2014, and goodwill carrying value, estimated fair value, and excess of estimated fair value over carrying value as of September 30, 2013.

	Goodwill	Carrying Value
	at September 30, 2014
Sector	(In millions)
TEOSS	$201.9	$184.0
EISS	197.0	185.4

Total	$398.9	$369.4

	Goodwill	Carrying Value	Estimated Fair Value	Excess of Estimated Fair Value over Carrying Value
Sector	at September 30, 2013 (In millions, except percentages)
TEOSS	$201.9	$187.3	$259.2	$71.9	38%
EISS	197.0	184.1	222.1	38.0	21%

Total	$398.9	$371.4	$481.3	$109.9	30%